Filed pursuant to Rule 497(a)
File No. 333-190357
Rule 482AD

Two Bethesda Metro Center 14th Floor Bethesda, MD 20814 (301) 968-9310 www.ACSF.com IR@ACSF.com

FOR IMMEDIATE RELEASE
January 15, 2014

Contact:
Investor Relations - (301) 968-9310

American Capital Senior Floating, Ltd. Prices Initial Public Offering of Common Stock

Bethesda, MD – January 15, 2014 – American Capital Senior Floating, Ltd. (the “Company”) (Nasdaq: ACSF) announced today that it has priced its initial public offering of 10,000,000 shares of common stock at $15.00 per share for total gross proceeds of $150,000,000. All of the shares are being offered directly by the Company. The Company has granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of common stock at the initial public offering price to cover over-allotments, if any. The Company's common stock is expected to begin trading on The NASDAQ Global Market under the symbol ACSF on January 16, 2014. The offering is subject to customary closing conditions and is expected to close on January 22, 2014.

As part of this offering, the Company’s manager, American Capital ACSF Management, LLC (the “Manager”), has agreed to pay the underwriting discounts and commissions on the Company’s behalf.

The underwriters have reserved 299,900 shares of the Company’s common stock for sale to American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company of American Capital, Ltd. ("American Capital") (Nasdaq: ACAS), and up to 200,100 shares of the Company’s common stock for sale to certain employees of the parent company of the Manager through a directed share program. As a result, ACAM will own an aggregate of approximately 3% of the Company’s outstanding common stock upon completion of the offering, assuming no exercise of the over-allotment.

The Company plans to use all of the net proceeds of the initial public offering to pay the outstanding principal of, and accrued and unpaid interest on, its credit facility with ACAM, which the Company drew on to finance its initial investment portfolio and matures on the earlier of the consummation of this offering and October 15, 2014.

Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and UBS Securities LLC are joint-book running managers for the offering. Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Oppenheimer & Co. Inc. and RBC Capital Markets, LLC are co-lead managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Sterne, Agee & Leach, Inc. and Wunderlich Securities, Inc. are co-managers for the offering.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission.

This press release is neither an offer to sell nor a solicitation of an offer to buy shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offering of these securities will be made only by means of a prospectus. When available, a copy of the prospectus may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, or by emailing prospectus@morganstanley.com (telephone number 1-866-718-1649); Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (800) 831-9146; Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, email: prospectus.cpdg@db.com or telephone: (800) 503-4611; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Equity Capital Markets, telephone: (800) 966-1559; or UBS Securities LLC, Attention: Prospectus Department, 299 Park Avenue, New York, New York 10171, telephone: (888) 827-7275.

ABOUT AMERICAN CAPITAL SENIOR FLOATING
American Capital Senior Floating, Ltd. is a non-diversified closed-end investment management company that invests primarily in first lien and second lien floating rate loans to large market, U.S. based companies (“Leveraged Loans”) and in equity tranches of collateralized loan obligations collateralized by Leveraged Loans. The Company has filed an election to be treated as business development company under the Investment Company Act of 1940, as amended. The Company is externally managed by American Capital ACSF Management, LLC, an indirect subsidiary of American Capital Asset Management, LLC, a wholly-owned portfolio company of American Capital, Ltd.

This press release contains statements that constitute "forward-looking statements," including with regard to the closing of the Company's offering and the anticipated use of the net proceeds. No assurance can be given that the offering discussed above will be completed on the terms described, or at all, or that the net proceeds of the offering will be used as indicated. Completion of the securities offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's registration statement and preliminary prospectus for the Company's offering and any periodic reports filed with the Securities and Exchange Commission ("SEC"). Copies are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.